NATIONWIDE MUTUAL FUNDS
Nationwide Diamond Hill Large Cap Concentrated Fund
(formerly, Nationwide Large Cap Equity Fund)

Supplement dated April 29, 2019
to the Summary Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Average Annual Total Returns (For the Periods Ended December 31, 2018)” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class A Shares – Before Taxes	-14.81%	4.88%	11.21%
Class A Shares – After Taxes on Distributions	-28.63%	-0.28%	8.37%
Class A Shares – After Taxes on Distributions and Sales of Shares	-2.99%	3.07%	8.90%
Class C Shares – Before Taxes	-11.21%	5.47%	11.16%
Class R6 Shares – Before Taxes	-9.32%	6.54%	12.21%
Institutional Service Class Shares – Before Taxes	-9.40%	6.40%	12.14%
Russell 1000® Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	-8.27%	5.95%	11.18%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE